THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED ON EXHIBIT B AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            FACILITIES USE AGREEMENT

            THIS AGREEMENT is made and entered into as of this 20th day of September, 1994, by and between CENTOCOR, INC., a Pennsylvania corporation ("Centocor"), and APOLLON, INC., a Pennsylvania corporation ("Apollon").

                              W I T N E S S E T H:

            WHEREAS, Centocor currently leases from Rouse & Associates-256 Great Valley Parkway (the "Landlord"), pursuant to a lease agreement dated September 28, 1989, with Additional Articles 33 through 39 (collectively, the "Lease") property (the "Property") located at 240-258 Great Valley Parkway, Great Valley Corporate Center, Malvern, PA 19355 and the building and improvements thereon (the "Building");

            WHEREAS, the Building contains, among other things, facilities which are suitable for use as a biopharmaceutical manufacturing facility;

            WHEREAS, Apollon desires to have access to a biopharmaceutical manufacturing facility to develop and manufacture nucleic acid-based product candidates and genetic vaccine product candidates and Centocor is willing to improve and upgrade a portion of its existing manufacturing facilities within the Building to specifications suitable for Apollon's needs; and

            WHEREAS, Centocor and Apollon desire to enter into this Agreement as hereinafter set forth.

            NOW THEREFORE, Centocor and Apollon, intending to be legally bound hereby, agree as follows:

            1. Premises and Use.

                  (a) Centocor hereby grants Apollon and its employees and agents an irrevocable license (the "License") to use and occupy that portion of the Building consisting of 3,100 square feet outlined on Exhibit A, attached hereto (other than that portion which shall constitute Rooms 1059F, 1059G, 1059H, 1059I and 1059J as oulined on Exhibit A) (the "Facility"), together with the right to use the passageways, halls, lobbies, elevators, entranceways, parking lots, other common areas, restrooms and vestibules of the Building and the Property.

                  (b) The Facility shall be used by Apollon for the development and manufacture of nucleic acid-based product candidates and genetic vaccine product candidates and related uses.

                  (c) Except as described in the remainder of this Subparagraph
(c), the License shall be exclusive as to all parties, including Centocor. Subject to the remainder of this Subparagraph (c), Centocor shall have the right to use, on a co-exclusive basis with Apollon, throughout the Initial Term (defined below) of this Agreement and all extensions or renewals thereof, that portion of the Facility which shall constitute Rooms 1059, 1059C, 1059D, 1059E, 1059K (including the contiguous Air Lock) and 1059L, as outlined on Exhibit A attached hereto (the "Shared Space"). Notwithstanding anything to the contrary contained herein or in the Standard Operating Procedures (defined below), Centocor shall not, in exercising its rights under this Paragraph 1 or otherwise, interfere with or obstruct Apollon's use of the Facility. Centocor shall, at all times, provide Apollon with sufficient access to the Facility, including the Shared Space, to enable Apollon to produce and manufacture in the Facility nucleic acid-based product candidates and genetic vaccine product candidates in such quantities and at such times as Apollon shall deem necessary in its sole discretion.

                  (d) Each of Centocor and Apollon shall adhere at all times in its use and occupancy of the Facility to the existing Standard Operating Procedures with respect to the Facility (or such other Standard Operating Procedures as the parties may agree upon from time to time), so that each party shall be able to manufacture its product candidates in accordance with Good Manufacturing Practices.

            2. Term.

                  The term of this Agreement (the "Initial Term") shall, subject to the terms, conditions and limitations of this Agreement, commence on the later to occur of (i) the date Apollon may fully and legally use and occupy the Facility; (ii) the date hereof; and (iii) ten (10) days after written notice by Centocor of full completion (as determined in the sole discretion of Apollon) of certain improvements and upgrades to the Facility (the "Improvements") as more fully described in Exhibit B, attached hereto and made a part hereof (such date being hereinafter referred to as the "Commencement Date"), and shall expire two
(2) years following the date Apollon shall successfully develop and manufacture in the Facility its first GMP lot of a genetic vaccine product candidate for use in connection with human clinical trials, as such date is determined by Apollon (the "Product Completion Date"). In no event shall the term of this Agreement extend beyond the term of the Lease.

            3. Consideration.

                  In consideration of the grant of the License and the services to be rendered by Centocor to Apollon pursuant to this Agreement, Apollon shall pay to Centocor an aggregate amount of $1,000,000, payable in two installments (the "Consideration"). On the Commencement Date, Apollon shall pay to Centocor, at Apollon's sole option, either $500,000 by good check or 200,000 shares of Apollon's Series B Convertible Preferred Stock. On the Product Completion Date, Apollon shall pay to Centocor, at Apollon's sole option, either an additional $500,000 or 200,000 shares of Apollon's Series B Convertible Preferred Stock. The issuance of any shares of Series B Convertible Preferred Stock by Apollon to Centocor shall be in accordance with and subject to the terms and conditions of the Stock Purchase Agreement entered into between Apollon and Centocor dated as of the date hereof (the "Stock Purchase Agreement").

            4. Expenses, Taxes, Utilities and Other Charges.

                  Centocor shall be responsible for and shall pay all costs, expenses, charges and obligations of every kind relating directly or indirectly in any way, foreseen or unforeseen, to Apollon's use, occupancy and possession of the Facility or to the Building or the Property including, but not limited to, all charges for utilities, repair costs, taxes of whatever kind or nature, and operating expenses relating to the Building, the Facility and the Property.

            5. Consent.

                  Centocor represents and warrants that no consent, authorization or approval of any other person, including without limitation the Landlord, is required or necessary to enable Centocor to execute, deliver and perform this Agreement.

            6. Repairs and Maintenance.

                  Centocor, at its sole cost and expense, shall make all repairs and replacements to the Facility, the Building and the Property and shall maintain the Facility, the Building and the Property in good order and condition so that Apollon can develop and manufacture its desired quantities of nucleic acid-based product candidates and genetic vaccine product candidates. If Centocor fails to perform its obligations under this Paragraph 6, Apollon shall have the right to make such repairs or replacements and to maintain the Facility and deduct any and all costs or expenses relating thereto from the Consideration.

            7. Assignment and Subletting.

                  Neither party may assign or delegate any of its rights or obligations hereunder (whether voluntarily or by operation of law) without the prior written consent of the other. Without limiting the generality of the foregoing, Centocor shall not (i) grant any other person a license or other right to use or occupy the Facility or any portion thereof, (ii) sublet the Facility or any portion thereof, or (iii) enter into any sublease for any other portion of the Building or enter into any other agreement if such sublease or agreement would interfere or conflict with or otherwise affect Apollon's right to use the Facility hereunder without the prior written consent of Apollon.

            8. Damage or Destruction; Condemnation.

                  If the Facility or the Building or the Property shall be damaged or destroyed by fire or other casualty or the Facility or the Building or the Property is wholly or partially condemned, at Apollon's option, this Agreement may be immediately terminated and to the extent Apollon has paid any Consideration, Apollon shall receive an equitable refund of such Consideration, and Apollon shall have no further obligations hereunder. If this Agreement is not terminated, to the extent and for the time the Facility or the Building or the Property, or a portion thereof, are thereby rendered wholly or partly untenantable so that Tenant's permitted use of the Facility is diminished, the Consideration shall be proportionally reduced.

            9. Indemnity.

                  (a) Apollon shall indemnify, defend and hold Centocor harmless from any claim, loss, damage, liability or expense (including, but not limited to, reasonable legal fees and disbursements) (collectively "Losses") arising out of or otherwise related to Apollon's negligence or willful misconduct or the untruth, inaccuracy or breach of any representation, warranty, covenant or agreement of Apollon contained herein, except to the extent such Losses are the result of Centocor's or its agents' or employees' negligence or willful misconduct or breach of any covenant, representation or warranty of Centocor contained in this Agreement.

                  (b) Centocor shall indemnify, defend and hold Apollon harmless from any Losses arising out of or otherwise related to Centocor's negligence or willful misconduct or the untruth, inaccuracy or breach of any representation, warranty, covenant or agreement of Centocor contained herein, except to the extent such Losses are the result of Apollon's or its agents' or employees' negligence or willful misconduct or breach of any covenant, representation or warranty of Apollon contained in this Agreement.

            10. Apollon Right to Cure Centocor's Default.

                  If Centocor defaults under the terms of this Agreement or the Lease, then Apollon may, but shall not be required to, cure such default and deduct and setoff such amount from the Consideration.

            11. Insurance.

                  (a) Apollon shall maintain in full force and effect, at its own expense, commercial general liability insurance naming Centocor as an additional insured against claims for bodily injury, death or property damage in amounts not less than $1,000,000. At or prior to the Commencement Date, Apollon shall deliver the policy or policies of such insurance, or certificates thereof, to Centocor and shall deliver to Centocor renewals thereof at least fifteen (15) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) days' prior written notice to Centocor.

                  (b) Centocor shall, during the term of this Agreement, maintain fire and casualty insurance with respect to the Facility and the Building against loss or damage and other risks as are customarily covered, with extended coverage, for the full replacement value of the Building. At or prior to the Commencement Date, Centocor shall deliver a certificate evidencing such policy to Apollon, which certificate shall provide that the policy shall not be cancelled, modified or renewed without at least thirty (30) days' prior written notice to Apollon.

                  (c) Notwithstanding any provision to the contrary contained in this Agreement, any property insurance policies obtained by the parties hereto that relate to the Property, the Building or the Facility shall contain a waiver by the insurer of all rights of subrogation against the other party. Accordingly, each party hereto waives and releases any and every claim which arises or which may arise in its favor and against the other party and its directors, officers, employees and agents hereto during the term of this Agreement, or any extension or renewal thereof, for any and all loss of, or damage to its property located in or upon or constituting a part of the Facility, the Building or the Property, to the extent such loss or damage is covered by a policy of insurance carried by such party or that such party is required to carry under the terms of this Agreement.

            12. No Default.

                  Centocor represents, warrants to and covenants with Apollon that (i) Centocor is not currently in default under the Lease and no occurrence or event exists that with the passage of time or the giving of notice, or both, could become a default under the Lease; (ii) the Lease is in full force and effect and Centocor shall keep the Lease in full force and effect during the Initial Term of this Agreement and all extensions or renewals thereof; (iii) Centocor has delivered to Apollon a true and correct copy of the Lease with all riders and amendments attached thereto; and (iv) Centocor shall not exercise any right to terminate the Lease.

            13. Environmental.

                  (a) Centocor hereby represents and warrants that the Facility, the Building and the Property do not contain nor is there stored therein or thereon, any hazardous, toxic or polluting substance or waste in violation of, nor has Centocor received any notice of violation of, any federal, state or local environmental law, regulation, order or ordinance. In addition, there are no storage tanks, nor asbestos containing materials, nor polychlorinated biphenyl containing equipment, nor urea formaldehyde foam insulation, nor any other chemical, material or substance, exposure to which is prohibited, limited or regulated by a federal, state or local governmental agency, authority or body at, in or about the Facility, the Building or the Property.

                  (b) Centocor does hereby agree to indemnify, defend with counsel acceptable to Apollon, and save harmless Apollon from all losses, costs, damages, expenses, demands, liabilities, obligations and rights or causes of action, including but not limited to governmental action, that is incurred by or asserted against Apollon or the Facility, the Building or the Property as a result of the presence of hazardous substances at, on, or under the Facility, the Building or the Property or the release of hazardous substances from the Facility, the Building or the Property, the Building or the Property prior to the date of this Agreement, or, if not caused by Apollon, after the date of this Agreement.

            14. Americans with Disabilities Act.

                  Centocor represents, warrants and covenants that:

                  (a) It shall perform all alterations and/or new construction (as those terms are defined under the Americans With Disabilities Act ("ADA")) in or about the Building, and in the Facility, in compliance with the applicable provisions of the ADA and with all other applicable statutes, rules, regulations and ordinances relating to handicapped accessibility, including, but not limited to, Pennsylvania's Universal Accessibility Act; and

                  (b) Centocor hereby agrees to indemnify, defend with counsel acceptable to Apollon, and hold Apollon harmless from and against any and all damages, losses, costs and expenses arising from or in connection with any failure of the Building, the Property or the Facility to comply with the ADA.

            15. Termination; Renewal.

                  (a) Apollon may terminate this Agreement at any time upon thirty (30) days' prior written notice to Centocor and thereafter the Consideration shall be equitably reduced. In the absence of notice from Apollon at the end of the Initial Term hereof, this Agreement shall automatically renew, upon the same terms and conditions contained herein except there shall be no additional consideration payable by Apollon, for a further period of one (1) year and so on from year to year unless notice of termination has been given by Apollon as provided above or unless written notice of termination shall have been given by Centocor to Apollon at least ninety (90) days' prior to the end of any term hereof.

                  (b) Apollon shall have the right to terminate this Agreement immediately upon written notice to Centocor in the event (i) Centocor shall consolidate or merge with or into any other person or entity (other than a consolidation or merger with a subsidiary of Centocor in which Centocor is the continuing corporation), (ii) Centocor shall sell, lease, transfer or convey all or substantially all of its property or assets, or (ii) any person or group shall acquire securities of Centocor representing 30% or more of the combined voting power of Centocor's then outstanding securities having power to vote in the election of directors.

                  (c) In the event of a breach by Centocor of any material representation, covenant or other agreement contained herein, including without limitation any representation, covenant or agreement contained in Paragraphs 1(c), 5, 7, 12, 13 or 15(b), Apollon shall be entitled to terminate this Agreement and Centocor shall promptly rebate to Apollon an equitable portion of the Consideration paid by Apollon.

            16. Services.

                  Centocor shall provide, or cause to be provided, all customary services to the Facility, at Centocor's expense, including, but not limited to, heating, air-conditioning, electric, water, telephone, janitorial service and trash removal, and snow and ice removal, all in suitable amounts for the comfortable use of the Facility for production of nucleic acid-based product candidates and genetic vaccine product candidates. If the services contemplated under this Paragraph 16 are interrupted for a period of time greater than three
(3) days, the Consideration shall be equitably reduced.

            17. Rebate of Consideration.

                  Whenever Apollon shall be entitled, whether pursuant to any provision of this Agreement or otherwise, to reduce or prorate the Consideration or to deduct or setoff any amount from the Consideration, and all of the Consideration has previously been paid to Centocor or the amount of the reduction, proration, deduction or setoff exceeds that portion of the Consideration that has yet to be paid to Centocor, Centocor shall, upon written request from Apollon, promptly rebate an equitable portion of any Consideration previously paid by Apollon.

            18. Equipment; Trade Fixtures.

                  Any and all equipment, machinery or trade fixtures installed or brought onto the Facility by Apollon shall remain the property of Apollon and may be removed by Apollon at the expiration or early termination of this Agreement.

            19. Confidentiality.

                  Centocor agrees and acknowledges that any information it receives, obtains or is privy to with respect to the development and manufacture of Apollon's nucleic acid-based product candidates or genetic vaccine product candidates or any other projects, research or experiments of Apollon is confidential and Centocor shall not disclose such information and shall direct and prevent its employees, officers and agents from disclosing such information to any other person.

            20. No Implied License.

                  Nothing contained in this Agreement shall be construed so as to grant to Centocor any right or license with respect to any genetic vaccine product candidate or nucleic acid-based product candidate of Apollon, whether or not developed or manufactured at the Facility, or to any other patent, trademark or other intellectual property right of Apollon.

            21. Broker.

                  Each of Centocor and Apollon represents and warrants that it has not employed any broker or agent as its representative in the negotiation for the obtaining of this

Agreement, and agrees to defend, indemnify and hold the other party harmless from any and all cost or liability for compensation claimed by any broker or agent with whom it has dealt.

            22. Further Assurances; Cooperation.

                  From and after the date hereof, each party agrees to do, make, execute, acknowledge and deliver such other documents as the other may reasonably require in connection with this Agreement, and to otherwise assist and cooperate fully with the other in order to enable the other to fulfill its obligations hereunder. Without limiting the generality of the foregoing, Centocor shall make the Facility and its documentation with respect thereto available to any inspectors or other agents or employees of the Food and Drug Administration ("FDA"), and shall otherwise cooperate with Apollon, in connection with Apollon's efforts to obtain FDA approval for commercial sale of any nucleic acid-based product candidate or genetic vaccine product candidate manufactured at the Facility.

            23. Disclaimers.

                  Nothing in this Agreement shall constitute or be construed so as to constitute or tend to establish a partnership, joint venture or agency relationship between Centocor and Apollon for any purpose whatsoever. Neither party hereto, in the name of or on behalf of the other party hereto, shall make, undertake or accept any promises, warranties, guarantees, or representations of any kind or participate in the negotiation or conclusion of any contracts or agreements, and, neither party shall be bound by or liable to any third party for any act or omission of the other party hereto or for any obligations of debt incurred by such other party hereto.

            24. Notices.

                  Any notice or demand required or permitted by law or by way of this Agreement shall be in writing. All notices or demands shall be deemed to have been given when served personally or when sent by certified or registered mail, return receipt requested addressed as follows:

                  With respect to notices and payments intended for Centocor:

                          Centocor, Inc.
                          240-258 Great Valley Parkway
                          Great Valley Corporate Center
                          Malvern, PA 19355
                          Attn:  President

                  With respect to notices and payments intended for Apollon:

                          Apollon, Inc.
                          One Great Valley Parkway
                          Malvern, PA 19355
                          Attn:  President

            25. Entire Agreement.

                  This Agreement is the entire agreement between the parties hereto and there are no collateral or oral agreements with respect to the Facility except for the Stock Purchase Agreement. Neither party has made or is relying upon any representation, warranty or agreement except as expressly provided herein or therein. This Agreement may not be modified or amended in any manner except by an instrument in writing executed by both parties.

            26. Time of the Essence.

                  All times, wherever specified herein for the performance by Centocor or Apollon of their respective obligations hereunder, are of the essence of this Agreement.

            27. Successors and Assigns.

                  All terms and conditions contained in this Agreement shall apply to and be binding upon Centocor and Apollon and their respective successors and assigns.

            28. Governing Law.

                  This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law rules thereof.

            29. Survival.

                  The representations and warranties and the indemnities given by Centocor under this Agreement shall survive termination or expiration of this Agreement.

                  IN WITNESS WHEREOF, Centocor and Apollon have entered into this Agreement as of the day and year first above written.

                                     CENTOCOR:

                                     Centocor, Inc., a
                                      Pennsylvania corporation


                                     By:/s/ David P. Holveck
                                        --------------------------------------
                                         David P. Holveck
                                         President


                                     APOLLON:

                                     Apollon, Inc., a
                                      Pennsylvania corporation


                                     By:/s/ Vincent R. Zurawski
                                        --------------------------------------
                                         Vincent R. Zurawski, Jr.
                                         President

                                    EXHIBIT B
                  Apollon Occupancy in Centocor Pilot Facility
                                 Specifications
                                (August 10, 1994)

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/s/ Richard A. Carrano                8/10/94
------------------------------        ------------------
Richard A. Carrano                    Date


/s/ Chaunce Bogard                    10 Aug 94
------------------------------        ------------------
Chaunce Bogard                        Date


/s/ Jeff A. Mattis                    10 Aug 94
------------------------------        ------------------
Jeff Mattis                           Date


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